Exhibit 99.2

LETTER OF TRANSMITTAL

UGI Utilities, Inc.

Offer to Exchange

6.206% Series B Senior Notes due 2036 For a Like Principal Amount of 6.206% Series A Senior Notes due 2036

Pursuant to the Prospectus dated                      , 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME, ON                      , 2006, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 PM., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the exchange offer is:

U.S. Bank National Association

By Registered or Certified Mail:	By Hand or Overnight Courier:	By Facsimile:

U.S. Bank National Association Attn: Specialized Finance Dept. 60 Livingston Avenue St. Paul, MN 55107	U.S. Bank National Association Attn: Specialized Finance Dept. 60 Livingston Avenue St. Paul, MN 55107	U.S. Bank National Association (651) 495-8158

To confirm by telephone or for information, call: (800) 924-6802

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated                      , 2006 (the “Prospectus”), of UGI Utilities, Inc., a Pennsylvania corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange an aggregate principal amount of up to $100,000,000 of the registered 6.206% Series B Senior Notes due 2036 (which are referred to as the 2036 notes) of the Company for a like principal amount of the Company’s outstanding unregistered 6.206% Series A Senior Notes due 2036 (which are referred to as the original 2036 notes). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each of the original 2036 notes accepted for exchange, the holder of such original 2036 notes will receive a new note having a principal amount equal to that of the surrendered original 2036 notes. The terms of the 2036 notes are substantially identical to the terms of the original 2036 notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the original 2036 notes will not apply to the 2036 notes.

The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the exchange offer is extended. To extend the period of time during which the exchange offer is open, the Company will notify the exchange agent of any extension by oral or written notice, followed by notification by press release or other public announcement to the registered holders of the original notes no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

This Letter of Transmittal is to be completed by a holder of original 2036 notes either if certificates are to be forwarded herewith or if a tender of original 2036 notes is to be made by book-entry transfer to the account maintained by U.S. Bank National Association (the “Exchange Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer” section of the Prospectus. Holders of original 2036 notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their original 2036 notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their original 2036 notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus and Instruction 1 herein. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the original 2036 notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount of original 2036 notes should be listed on a separate signed schedule affixed hereto.

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount of original 2036 notes Represented by Certificate	3 Principal Amount of original 2036 notes Tendered**

Total

☐	CHECK HERE IF TENDERED ORIGINAL 2036 NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL 2036 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name	of Tendering Institution:

Account Number:                                      Transaction Code Number:

By crediting original 2036 notes to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting an agent’s message to the Exchange Agent in which the holder of original 2036 notes acknowledges receipt of this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such original 2036 notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL 2036 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:                                  Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the 2036 notes. If the undersigned is a broker-dealer that will receive 2036 notes for its own account in exchange for original 2036 notes, it represents that the original 2036 notes to be exchanged for 2036 notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such original 2036 notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of the original 2036 notes indicated above. Subject to, and effective upon, the acceptance for exchange of each of the original 2036 notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such original 2036 notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original 2036 notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any 2036 notes acquired in exchange for original 2036 notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such 2036 notes, whether or not such person is the undersigned, that neither the holder of such original 2036 notes nor any such other person is engaged in, or intends to engage in a distribution of such 2036 notes, or has an arrangement or understanding with any person to participate in the distribution of such 2036 notes, and that neither the holder of such original 2036 notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

The undersigned also acknowledges that this exchange offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the 2036 notes issued in exchange for the original 2036 notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such 2036 notes are acquired in the ordinary course of such holders’ business; and such holders are not engaged in, and do not intend to engage in, a distribution of such 2036 notes and have no arrangement or understanding with any person to participate in the distribution of such 2036 notes. However, the staff of the Commission has not considered this exchange offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to this exchange offer as in other circumstances. If a holder of original 2036 notes is an affiliate of the Company, and is engaged in or intends to engage in a distribution of the 2036 notes or has any arrangement or understanding with respect to the distribution of the 2036 notes to be acquired pursuant to the exchange offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive 2036 notes for its own account in exchange for original 2036 notes, it represents that the original 2036 notes to be exchanged for the 2036 notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such 2036 notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the original 2036 notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the 2036 notes in the name of the undersigned or, in the case of a book-entry delivery of original 2036 notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the 2036 notes to the undersigned at the address shown above in the box entitled “Description of original 2036 notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF

ORIGINAL 2036 NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL 2036 NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates of original 2036 notes not exchanged and/or 2036 notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if original 2036 notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue 2036 notes and/or original 2036 notes to:

Name(s):

(Please Type or Print)

Address:

(Include Zip Code)

(Complete Accompanying Substitute Form W-9)

  ☐     Credit unexchanged original 2036 notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility

Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates of original 2036 notes not exchanged and/or 2036 notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or to such person(s) at an address other than shown in the box entitled “Description of original 2036 notes” on this Letter of Transmittal above.

Mail 2036 notes and/or original 2036 notes to:

Name(s):

(Please Type or Print)

Address:

(Include Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL 2036 NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

(Complete accompanying Substitute Form W-9 also)

x:	, 2006

x:	, 2006
(Signatures of Registered Owner(s)	(Date)

Area Code and Telephone Number:

If a holder is tendering any original 2036 notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for such original 2036 notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth your full title. See Instruction 3.

Name(s):

(Please Type or Print)

Title:

Capacity:

Address:

(Include Zip Code)

SIGNATURE GUARANTEE

(If Required by Instruction 3)

Signature Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date:                     , 2006

INSTRUCTIONS

Forming Part of the Terms and Conditions of the exchange offer

1. Delivery of this Letter of Transmittal and original 2036 notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of original 2036 notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered original 2036 notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original 2036 notes tendered hereby must be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

Holders of original 2036 notes whose certificates for original 2036 notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their original 2036 notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer —Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of original 2036 notes, the certificate number or numbers of such original 2036 notes and the principal amount of original 2036 notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate or certificates representing the original 2036 notes to be tendered in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered original 2036 notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the original 2036 notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or original 2036 notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offer” section of the Prospectus.

2. Partial Tenders (not applicable to holders of original 2036 notes who tender by book-entry transfer); Withdrawals.

If less than all of the original 2036 notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original 2036 notes to be tendered in the applicable box of boxes above entitled “Description of original 2036 notes—Principal Amount of original 2036 notes Tendered,” as the case may be. A newly reissued certificate for the original 2036 notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the original 2036 notes delivered to the Exchange Agent will he deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the exchange offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of original 2036 notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of original 2036 notes pursuant to the exchange offer; (ii) specify the name of the original 2036 notes; (iii) contain a description of the original 2036 notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such original 2036 notes and the principal amount of original 2036 notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn original 2036 notes promptly following receipt of the notice of withdrawal. If original 2036 notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn original 2036 notes or otherwise comply with the Book-Entry Transfer Facility’s procedures. All questions as to the validity of any notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the original 2036 notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered original 2036 notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered original 2036 notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the original 2036 notes) of the original 2036 notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the 2036 notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any original 2036 notes specified herein, then certificate(s) representing such original 2036 notes must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the original 2036 notes. If the Letter of Transmittal or any certificates of original 2036 notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature(s) on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the original 2036 notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a

Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4. Special Issuance and Delivery Instructions.

Tendering holders of original 2036 notes should indicate in the applicable box the name and address to which 2036 notes issued pursuant to the exchange offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person so named must also be indicated. Holders tendering original 2036 notes by book-entry transfer may request that original 2036 notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such original 2036 notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled “Description of original 2036 notes.”

5. Tax Identification Number.

An exchange of original 2036 notes for 2036 notes will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. Federal income tax law generally requires that payments of principal and interest, including any additional interest, on a note to a holder be subject to backup withholding unless such holder provides the Company (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount of currently 28% of all reportable payments of principal and interest, including any additional interest.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, including any additional interest, by the Company (when acting as payor), each tendering holder of original 2036 notes must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of original 2036 notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent. If the original 2036 notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes “applied for” on that form, backup withholding at a rate of currently 28% will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6. Transfer Taxes.

Holders who tender their original 2036 notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, 2036 notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the original 2036 notes tendered hereby, or if tendered original 2036 notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of original 2036 notes in connection with the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the original 2036 notes specified in this Letter of Transmittal.

7. Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original 2036 notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their original 2036 notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original 2036 notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed original 2036 notes.

Any holder whose original 2036 notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. Incorporation of Letter of Transmittal.

This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any original 2036 notes so tendered.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 2 — TIN Applied for ☐

CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature

Date

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature

Date